Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2019

Statements in this supplemental that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY
(in thousands, except per share data)
(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenues:
Rental income	$173,163	$158,827	$669,009	$621,399
Interest and other income from real estate transactions	213	149	1,478	1,262
	173,376	158,976	670,487	622,661

Operating expenses:
General and administrative	10,127	8,267	37,651	34,248
Real estate	7,258	7,649	27,656	25,099
Depreciation and amortization	48,102	44,117	188,871	174,398
Impairment losses – real estate, net of recoveries	10,868	18,494	31,992	28,211
Retirement severance costs	—	270	—	1,013
	76,355	78,797	286,170	262,969

Gain on disposition of real estate	6,955	8,020	32,463	65,070
Earnings from operations	103,976	88,199	416,780	424,762

Other expenses (revenues):
Interest and other income	(200)	(1,553)	(3,112)	(1,810)
Interest expense	30,307	34,940	120,023	115,847
Leasing transaction costs	83	—	261	—
Loss on early extinguishment of debt	—	18,240	—	18,240
	30,190	51,627	117,172	132,277

Net earnings	73,786	36,572	299,608	292,485
Earnings attributable to noncontrolling interests	—	(10)	(428)	(38)
Net earnings attributable to NNN	$73,786	$36,562	$299,180	$292,447

INCOME STATEMENT SUMMARY
(in thousands, except per share data)
(unaudited)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net earnings attributable to NNN	$73,786	$36,562	$299,180	$292,447
Series E preferred stock dividends	(911)	(4,097)	(13,201)	(16,387)
Series F preferred stock dividends	(4,485)	(4,485)	(17,940)	(17,940)
Excess of redemption value over carrying value of preferred shares redeemed	(9,856)	—	(9,856)	—
Net earnings available to common stockholders	$58,534	$27,980	$258,183	$258,120

Weighted average common shares outstanding:
Basic	170,763	159,193	164,688	155,745
Diluted	171,175	159,772	165,084	156,296

Net earnings per share available to common stockholders:
Basic	$0.34	$0.17	$1.56	$1.65
Diluted	$0.34	$0.17	$1.56	$1.65

FUNDS FROM OPERATIONS (FFO)
(in thousands, except per share data)
(unaudited)	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net earnings available to common stockholders	$58,534	$27,980	$258,183	$258,120
Real estate depreciation and amortization:	47,998	44,037	188,537	174,076
Gain on disposition of real estate, net of noncontrolling interests	(6,955)	(8,020)	(32,051)	(65,070)
Impairment losses – depreciable real estate, net of recoveries	10,868	18,494	31,992	28,211
Total FFO adjustments	51,911	54,511	188,478	137,217
FFO available to common stockholders	$110,445	$82,491	$446,661	$395,337

FFO per common share:
Basic	$0.65	$0.52	$2.71	$2.54
Diluted	$0.65	$0.52	$2.71	$2.53

CORE FUNDS FROM OPERATIONS
(in thousands, except per share data)
(unaudited)	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net earnings available to common stockholders	$58,534	$27,980	$258,183	$258,120
Total FFO adjustments	51,911	54,511	188,478	137,217
FFO available to common stockholders	110,445	82,491	446,661	395,337

Excess of redemption value over carrying value of preferred share redemption	9,856	—	9,856	—
Retirement severance costs	—	270	—	1,013
Gain on sale of equity investments	—	—	(1,331)	—
Loss on early extinguishment of debt	—	18,240	—	18,240
Total Core FFO adjustments	9,856	18,510	8,525	19,253
Core FFO available to common stockholders	$120,301	$101,001	$455,186	$414,590

Core FFO per common share:
Basic	$0.70	$0.63	$2.76	$2.66
Diluted	$0.70	$0.63	$2.76	$2.65

ADJUSTED FUNDS FROM OPERATIONS (AFFO)
(in thousands, except per share data)
(unaudited)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net earnings available to common stockholders	$58,534	$27,980	$258,183	$258,120
Total FFO adjustments	51,911	54,511	188,478	137,217
Total Core FFO adjustments	9,856	18,510	8,525	19,253
Core FFO available to common stockholders	120,301	101,001	455,186	414,590

Straight-line accrued rent	(631)	124	(2,333)	(747)
Net capital lease rent adjustment	94	220	602	874
Below market rent amortization	(189)	(288)	(768)	(2,622)
Stock based compensation expense	2,932	2,641	10,737	9,282
Capitalized interest expense	(302)	(175)	(1,099)	(2,675)
Total AFFO adjustments	1,904	2,522	7,139	4,112
AFFO available to common stockholders	$122,205	$103,523	$462,325	$418,702

AFFO per common share:
Basic	$0.72	$0.65	$2.81	$2.69
Diluted	$0.71	$0.65	$2.80	$2.68

OTHER INFORMATION
(in thousands)
(unaudited)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Rental income from operating leases(1)	$167,805	$152,915	$650,112	$602,131
Earned income from direct financing leases(1)	$174	$226	$798	$923
Percentage rent(1)	$260	$543	$1,310	$1,561

Real estate expense reimbursement from tenants(1)	$4,924	$5,143	$16,789	$16,784
Real estate expenses	$(7,258)	$(7,649)	$(27,656)	$(25,099)
Real estate expenses, net of tenant reimbursements	$(2,334)	$(2,506)	$(10,867)	$(8,315)

Amortization of debt costs	$944	$1,917	$3,731	$4,611
Scheduled debt principal amortization (excluding maturities)	$145	$138	$567	$538
Non-real estate depreciation expense	$108	$83	$346	$332

(1)
The condensed consolidated financial statements for the quarter and year ended December 31, 2019 and 2018 are presented under the new accounting standard, ASU 2016-02, "Leases (Topic 842)."  For the quarter and year ended December 31, 2019, the aggregate of such amounts is $173,163 and $669,009, respectively, classified as rental income on the income statement summary. For the quarter and year ended December 31, 2018, the aggregate of such amounts is $158,827 and $621,399, respectively.

BALANCE SHEET
(in thousands)
(unaudited)

	December 31, 2019	December 31, 2018
Assets:
Real estate:
Accounted for using the operating method, net of accumulated depreciation and amortization	$7,290,025	$6,845,446
Accounted for using the direct financing method	4,204	8,069
Real estate held for sale	7,010	21,917
Cash and cash equivalents	1,112	114,267
Receivables, net of allowance of $506 and $2,273, respectively	2,874	3,797
Accrued rental income, net of allowance of $1,842	28,897	25,387
Debt costs, net of accumulated amortization of $15,574 and $14,118, respectively	2,783	4,081
Other assets	97,962	80,474
Total assets	$7,434,867	$7,103,438

Liabilities:
Line of credit payable	$133,600	$—
Mortgages payable, including unamortized premium and net of unamortized debt costs	12,059	12,694
Notes payable, net of unamortized discount and unamortized debt costs	2,842,698	2,838,701
Accrued interest payable	18,250	19,519
Other liabilities	96,578	77,919
Total liabilities	3,103,185	2,948,833

Stockholders’ equity of NNN	4,331,675	4,154,250
Noncontrolling interests	7	355
Total equity	4,331,682	4,154,605

Total liabilities and equity	$7,434,867	$7,103,438

Common shares outstanding	171,694	161,504

Gross leasable area, Property Portfolio (square feet)	32,460	30,487

DEBT SUMMARY
(in thousands)
As of December 31, 2019

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$133,600	$133,600	L + 87.5 bps	2.788%	January 2022

Unsecured notes payable:
2022	325,000	323,426	3.800%	3.985%	October 2022
2023	350,000	349,049	3.300%	3.388%	April 2023
2024	350,000	349,653	3.900%	3.924%	June 2024
2025	400,000	399,391	4.000%	4.029%	November 2025
2026	350,000	347,169	3.600%	3.733%	December 2026
2027	400,000	398,693	3.500%	3.548%	October 2027
2028	400,000	397,445	4.300%	4.388%	October 2028
2048	300,000	295,842	4.800%	4.890%	October 2048
Total	2,875,000	2,860,668

Total unsecured debt	$3,008,600	$2,994,268

Debt costs		$(26,932)
Accumulated amortization		8,962
Debt costs, net of accumulated amortization		(17,970)
Notes payable, net of unamortized discount and unamortized debt costs (1)		$2,842,698

(1) Unsecured notes payable have a weighted average interest rate of 4.0% and a weighted average maturity of 8.3 years

Mortgages Payable	Interest Rate	Maturity Date	Principal Balance
Mortgage(1)	5.230%	July 2023	$12,116

Debt costs			(147)
Accumulated amortization			90
Debt costs, net of accumulated amortization			(57)
Mortgages payable, including unamortized premium and net of unamortized debt costs			$12,059

(1) Includes unamortized premium

CREDIT METRICS (1)
Ratings: Moody’s Baa1; S&P BBB+; Fitch BBB+
	2015	2016	2017	2018	2019
Debt / Total assets (gross book)	33.2%	30.2%	35.3%	34.6%	35.3%
Debt + preferred / Total assets (gross book)	42.9%	43.9%	44.0%	42.6%	39.3%
Debt / EBITDA (last four quarters)	4.6	4.3	4.9	4.8	4.9
Debt + Pref Stock / EBITDA	5.9	6.2	6.1	5.9	5.5
EBITDA / Interest expense (cash)	4.6	4.8	4.7	4.8	5.0
EBITDA / Fixed charges (cash)	3.3	3.4	3.5	3.7	4.0
(1) Debt amounts used in calculation are net of cash balances.

CREDIT FACILITY AND NOTES COVENANTS
The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2019, the company believes it is in compliance with the covenants.

Unsecured Credit Facility Key Covenants	Required	December 31, 2019
Maximum leverage ratio	< 0.60	0.34
Minimum fixed charge coverage ratio	> 1.50	4.39
Maximum secured indebtedness ratio	< 0.40	0.001
Unencumbered asset value ratio	> 1.67	3.02
Unencumbered interest ratio	> 1.75	5.36

Unsecured Notes Key Covenants	Required	December 31, 2019
Limitation on incurrence of total debt	≤ 60%	34.80%
Limitation on incurrence of secured debt	≤ 40%	0.14%
Debt service coverage ratio	≥ 1.50	5.01
Maintenance of total unencumbered assets	≥ 150%	287.80%

LONG-TERM DIVIDEND HISTORY

PROPERTY ACQUISITIONS
(dollars in thousands)

	Year Ended December 31,
	2019	2018
Total dollars invested	$752,497	$715,572
Number of Properties	210	265
Gross leasable area (square feet)	3,164,000	2,167,000
Cash cap rate	6.9%	6.8%

PROPERTY DISPOSITIONS
(dollars in thousands)

	Year Ended December 31,
	2019			2018
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	22	37	59	37	24	61
Gross leasable area (square feet)	318,000	795,000	1,113,000	552,000	134,000	686,000
Acquisition costs	$70,590	$105,312	$175,902	$90,384	$31,366	$121,750
Net book value	$37,451	$56,280	$93,731	$71,091	$11,660	$82,751
Net sale proceeds	$58,396	$67,798	$126,194	$133,804	$13,842	$147,646
Cash cap rate	5.9%	—	5.9%	5.1%	—	5.1%

LEASE EXPIRATIONS

	% of Total(1)	# of Properties	Gross Leasable Area (2)		% of Total(1)	# of Properties	Gross Leasable Area (2)
2020	1.7%	66	688,000	2026	4.5%	174	1,672,000
2021	3.5%	115	1,253,000	2027	7.1%	194	2,582,000
2022	5.5%	123	1,634,000	2028	4.5%	153	1,158,000
2023	2.9%	118	1,471,000	2029	3.0%	75	1,030,000
2024	3.7%	100	1,600,000	2030	3.7%	101	1,137,000
2025	5.3%	167	1,850,000	Thereafter	54.6%	1,698	15,743,000

(1)	Based on the annual base rent of $674,338,000, which is the annualized base rent for all leases in place as of December 31, 2019.

(2)	Square feet.

TOP 20 LINES OF TRADE

		As of December 31, 2019		As of December 31, 2018
	Line of Trade	% of Total(1)	Properties	% of Total(2)	Properties
1.	Convenience stores	18.2%	657	18.0%	617
2.	Restaurants - full service	11.1%	458	11.4%	453
3.	Automotive service	9.6%	358	8.6%	291
4.	Restaurants - limited service	8.8%	530	8.9%	498
5.	Family entertainment centers	6.7%	98	7.1%	98
6.	Health and fitness	5.2%	35	5.6%	35
7.	Theaters	4.7%	33	5.0%	33
8.	Recreational vehicle dealers, parts and accessories	3.4%	38	3.4%	36
9.	Automotive parts	3.1%	161	3.4%	179
10.	Equipment rental	2.6%	80	1.9%	59
11.	Home improvement	2.6%	48	2.2%	38
12.	Wholesale clubs	2.5%	11	2.3%	9
13.	Medical service providers	2.1%	84	2.2%	84
14.	General merchandise	1.8%	75	1.6%	59
15.	Home furnishings	1.7%	20	1.5%	18
16.	Furniture	1.6%	45	1.7%	44
17.	Travel plazas	1.6%	27	1.7%	27
18.	Drug stores	1.6%	36	1.8%	37
19.	Consumer electronics	1.5%	17	1.6%	17
20.	Bank	1.3%	59	1.6%	70
	Other	8.3%	248	8.5%	267
	Total	100.0%	3,118	100.0%	2,969
(1) Based on the annualized base rent for all leases in place as of December 31, 2019.
(2) Based on the annualized base rent for all leases in place as of December 31, 2018.

TOP 10 STATES

	State	% of Total(1)	Properties		State	% of Total(1)	Properties
1.	Texas	17.6%	502	6.	North Carolina	4.5%	156
2.	Florida	8.8%	230	7.	Indiana	4.0%	146
3.	Ohio	5.8%	199	8.	Tennessee	3.8%	142
4.	Illinois	5.0%	142	9.	Virginia	3.6%	117
5.	Georgia	4.5%	151	10.	California	3.3%	65

(1) Based on the annualized base rent for all leases in place as of December 31, 2019.

PORTFOLIO BY REGION
As a percentage of annual base rent - December 31, 2019

TOP TENANTS
Creditworthy Retailers

▪	18% of annual base rent is from tenants with investment grade rated debt

▪	65% of annual base rent is from tenants that are publicly traded and/or have rated debt

▪	Top 25 tenants (58% of annual base rent) operate an average of 1,100 stores each

Top Tenants (≥2.0%)	Properties	% of Total (1)
7-Eleven	140	5.0%
Mister Car Wash	116	4.6%
Camping World	47	4.2%
LA Fitness	30	3.7%
Flynn Restaurant Group (Taco Bell/Arby's)	204	3.5%
GPM Investments (Convenience Stores)	151	3.3%
AMC Theatres	20	3.0%
Couche-Tard (Pantry)	85	2.8%
BJ's Wholesale Club	11	2.5%
Sunoco	61	2.3%
Chuck E. Cheese's	53	2.1%

	Rent Coverage (With Corp. Overhead)	Fixed Charge Coverage
Range	1.8x - 8.7x	1.3x - 5.3x
Average	3.5x	2.2x
Weighted average	3.7x	2.1x

(1) Based on the annual base rent of $674,338,000, which is the annualized base rent for all leases in place as of December 31, 2019.

SAME STORE RENTAL INCOME
(dollars in thousands)

Same Store Rental Income – Properties (Cash Basis) (1)
Number of properties	2,615
Year ended December 31, 2019	$562,307
Year ended December 31, 2018	$561,578
Decrease (in dollars)	$729
Change (percent)	0.1%
(1) Includes all properties owned for current and prior year period excluding any properties under development or re-development.

LEASING DATA
(dollars in thousands)

Year Ended December 31, 2019	Renewals With Same Tenant(1)	Vacancy Re-lease To New Tenant	Re-leasing Totals
Number of leases	81	23	104
Prior cash rents	$15,029	$3,673	$18,702
New cash rents	$15,701	$2,902	$18,603	(2)
New rents / prior rents	104.5%	79.0%	99.5%

Tenant improvements	$700	$3,268	$3,968

(1)	Long-term renewal rate for the period of 2010 through 2019 was 84.3%.

(2)	Represents 2.8% of total annualized base rent as of December 31, 2019.

OTHER PROPERTY PORTFOLIO DATA
As of December 31, 2019
Tenant Financials

	# of Properties	% of Annual Base Rent
Property Level Financial Information	2,622	80%
Tenant Corporate Financials	2,431	78%

Rent Increases	% of Annual Base Rent
	Annual	Five Year	Other	Total
CPI – Based	34%	45%	1%	80%
Fixed Rate	3%	11%	1%	15%
No increases	—	—	5%	5%
	37%	56%	7%	100%

Lease Structure

▪	92% of the company's annual base rent is from NNN leases

▪	95% of the company's annual base rent is from NNN leases and NN leases (with roof warranty)

EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Securities and Exchange Commission.

2020 Guidance
Net earnings per common share excluding any gains on disposition of real estate and impairment charges	$1.70 - $1.74 per share
Real estate depreciation and amortization per share	$1.13 per share
Core FFO per share	$2.83 - $2.87 per share
AFFO per share	$2.90 - $2.94 per share
General and administrative expenses	$42.0 - $43.0 Million
Real estate expenses, net of tenant reimbursements	$8.0 - $9.0 Million
Acquisition volume	$550 - $650 Million
Disposition volume	$80 - $120 Million